UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012

Sky Power Solutions Corp.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-33391	90-0314205
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

420 North Nellis #A3-146, Las Vegas NV	89110
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (702) 940-9940

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Amendment of our Articles of Incorporation to Increase our Authorized Common Stock.

Our board of directors unanimously approved an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares, par value $.001 per share, to 500,000,000 shares, par value $.001 per share, on July 24, 2012. On the same date we received the written consent from shareholders of our company holding a majority (50.8%) of the outstanding shares of our common stock. We filed the amendment with the Secretary of State of Nevada on September 12, 2012, after mailing a Definitive Information Statement to our stockholders and the amendment was effective September 12, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1f	Certificate of Amendment to Articles of Incorporation, filed effective September 12, 2012.

SIGNATURE

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

LI-ION MOTORS CORP.
Dated: September 17, 2012
	By:	/s/ Liudmila Voinarovska
Liudmila Voinarovska, Chief Executive Officer